UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


    Date of report (Date of earliest event reported):  January 10, 2005


                      ------------------------------


                         LASALLE HOTEL PROPERTIES
          (Exact name of registrant as specified in its charter)


                      ------------------------------


        Maryland                  1-14045               36-4219376
     ----------------        -----------------       ------------------
     (State or other         (Commission File        (IRS Employer
     jurisdiction of              Number)            Identification No.)
     incorporation or
     organization)


                          3 Bethesda Metro Center
                                Suite 1200
                         Bethesda, Maryland 20814
                 ----------------------------------------
                 (Address of principal executive offices)


    Registrant's telephone number, including area code:  (301) 941-1500


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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


ITEM 7.01   REGULATION FD DISCLOSURE.

      On January 10, 2005, LaSalle Hotel Properties (the "Company") issued a press release announcing the acquisition of the Grafton on Sunset for $25.5 million. A copy of such press release is furnished as Exhibit 99.1 to this report.

      The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

      EXHIBIT NO.       DESCRIPTION
      -----------       -----------

         99.1 Press release dated January 10, 2005, issued by LaSalle Hotel Properties disclosing the acquisition of the Grafton on Sunset.


      The information contained in the press release attached as
Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.
































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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              LASALLE HOTEL PROPERTIES



                              By:   /s/ HANS S. WEGER
                                    ------------------------------
                                    Hans S. Weger
                                    Chief Financial Officer




Date:  January 11, 2005
















































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


                               EXHIBIT INDEX
                               -------------



EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

 99.1 Press release dated January 10, 2005, issued by LaSalle Hotel Properties disclosing the acquisition of the Grafton on Sunset.



























































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